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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549




                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  December 7, 2001
                                                         ----------------



                          Artesyn Technologies, Inc.
            (Exact name of registrant as specified in its charter)



            Florida                            0-4466                            59-1205269
(State or other jurisdiction of        (Commission File Number)         (IRS Employer Identification
       incorporation)                                                              Number)

7900 Glades Rd., Suite 500, Boca Raton, Florida                                  33434-4105
(Address of principal executive offices)                                         (Zip Code)


       Registrant's telephone number, including area code (561) 451-1000
                                                          --------------

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Item 5.      Other Events.
--------------------------

Artesyn Technologies, Inc. today announced that it has sold its repair and logistics business unit, Artesyn Solutions, Inc., to Solectron Corporation. The purchase price for the transaction was $33.5 million.

In connection with this transaction, Artesyn and its bank group have agreed to an extension of the waiver period under its existing revolving credit agreement to complete negotiations and amendment documentation. The waiver will expire on January 15, 2002, and an agreement is expected to be in place by the expiration date.

Item 7.      Financial Statements and Exhibits
----------------------------------------------

(a)  Financial statements of business disposed of.

Not applicable

(b)  Pro Forma Financial Information.

Not applicable

(c)  Exhibits.


Exhibit No.          Description
----------           -----------
99                   Press release issued by Artesyn Technologies, Inc. dated
                     December 6, 2001

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                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   Artesyn Technologies, Inc.
                                                 -----------------------------
                                                          (Registrant)


Dated: December 7, 2001


                                             By: /s/ Richard J. Thompson
                                                 -----------------------
                                                 Richard J. Thompson
                                                 Vice President-Finance and
                                                 Chief Financial Officer
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                                 EXHIBIT INDEX

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Exhibit No.       Description
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99                Press release issued by Artesyn Technologies on December 6,
                  2001
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